Exhibit 99.1

Aimfinity Investment Corp. I與 Docter Inc. 合併交易的註冊聲明正式生效

2025年3月10日，紐約 – Aimfinity Investment Corp. I（納斯達克：AIMAU，「AIMA」）和台灣健康科技企業Docter Inc.（「Docter」）今天欣然宣布，美國證券交易委員會（SEC）於2025年3月6日宣佈公司提交的關於業務合併交易的註冊聲明（SEC文件編號 333-284658）（「F-4」）生效。這項重要里程碑雙方合併交易即將進入最終交割階段。

AIMA 將於3月27日召開全體股東大會就合併交易的相關事宜提交股東投票。雙方將盡力完成納斯達克交易所的上市申請。

根據合併完成協議，在股東投票通過和上市申請後，一家新成立的名為Inkwater Holding Inc.的公司將作為新的上市主體，合併收購AIMA和Docter的全部業務。 合併交易完成後，Docter Inc.將成為新的上市主體的全資子公司。 合併後的公司將致力於推動全球健康科技與醫療創新，並計劃在納斯達克交易所繼續交易。

AIMA CEO的聲明

AIMA領袖張義發表示：「F-4的生效志在我們與Docter合併的重要里程碑。此次交易將為股東和業務夥伴帶來長期價值，並推動我們在健康科技領域的進一步發展。”

Docter CEO的聲明

Docter Inc.黃信銘亦表示：“與AIMA的合併將為我們提供更可靠的市場機會和資本支持，幫助我們加速創新並提升醫療服務團隊。我們期待與AIMA重要的未來。”

下一步

AIMA和Docter將繼續推動最終合併流程，包括股東投票和監管交割程序。根據合併協議，AIMA計劃於3月27日美國東部時間上午11點召開特別股東會議。 AIMA即日起將向股東提交股東會議的會議資料，包括會議資訊、投票資訊、交易條件、財務影響及董事會的建議。股東將在即將召開的特別股東會議上對該合併案進行投票。股東的批准是交易完成的關鍵一步，一旦獲得必要的投票支持，交易將進入最終執行階段。雙方在合作取得納斯達克交易所的上市批准後才能完成交割。

關於 AIMA

Aimfinity Investment Corp. I是一家特殊目的收購公司（SPAC），專注於與高潛力成長企業合併，協助其進入資本市場。

關於 Docter

Docter Inc.是一群領先的健康科技企業，致力於開發創新的健康監測設備解決方案，提升全球醫療保健服務的可近性和效率。

關於前瞻性陳述的注意事項

如先前AIMA於 2023 年 10 月 16 日向美國聯邦證券交易委員會（“SEC”）提交的 8-K 報表中披露所示，2023 年 10 月 13 日，AIMA 與 Docter、Aimfinity Investment Merger Sub I（一家開曼群島公司和 AIMA 的子公司）（“買方”）和 Aimfinity Investment（一家特拉華州公司和買方的子公司）達成一項合併協议， AIMA將與 Docter 進行業務合併。

本新聞稿包含《1933 年證券法》（“證券法”）和《1934 年證券交易法》（經修訂）所定義的某些「前瞻性陳述」。非歷史事實的陳述，包括關於上述未決交易的陳述以及各方的觀點和期望的陳述，均屬於前瞻性陳述。此類陳述包括但不限於有關擬議交易的陳述，例如初始企業的預期價值和交易完成後的股權價值、擬議交易的效益、整合計劃、預期的協同效應和收入機會、預期的未來財務和經營業績和結果，包括增長估計、合併後公司的預期管理和治理況，以及交易的預期交割時間。 「預期」、「相信」、「估計」、「打算」、「計劃」等字眼及類似的表述均表示前瞻性陳述。這些前瞻性陳述並非對未來績效的保證，並且受已知或未知的各種風險和不確定性、假設（包括對一般經濟、市場、行業和營運因素的假設）的影響，這些因素可能導致實際結果與所示或預期的結果有重大差異。

此等風險和不確定因素包括但不限於：(i) 與即將進行的業務合併的預期完成時間和可能性有關的風險，包括由於交易的一個或多個成交條件未得到滿足或被放棄而導致交易無法完成的風險，例如未及時或以其他方式獲得監管部門批准，或者政府機構禁止、延遲或拒絕批准交易的完成，或要求與此類批准相關的某些條件、限製或約束； (ii) 與 AIMA 和 Docter 成功整合業務的能力相關的風險； (iii) 發生任何可能導致交易協議終止的事件、變更或其他情況； (iv) Docter 或 AIMA的財務狀況、業績、營運或前景可能發生重大不利變化的風險； （v）因擬議交易導致管理層無法進行持續業務運營相關的風險； (vi) 與擬議交易有關的任何公告可能對 AIMA證券的市場價格產生不利影響的風險； （vii）擬議交易及其公告可能對 Docter 维持客戶、留用和聘用關鍵人員以及維持與供應商和客戶的關係的能力以及其經營業績和業務產生不利影響的風險； (viii)：與醫療器材產業相關的風險，包括但不限於政府監管和執法變化、市場競爭、競爭產品和定價活動；以及(ix)與合併後公司提升其產品和服務、執行其業務策略、擴大其客戶群以及維持與其業務夥伴的穩定關係的能力有關的風險。有關風險和不確定性的進一步列表和描述，請參考在AIMA 於2022 年 4 月 26 日提交的與首次公開募股有關的招股說明書（SEC文件編號 333-263874）（“IPO 招股說明書”）、於2024 年 7月 29 日提交的AIMA的2023財政年度10-K報表（“2023年報”）以及買方於2025 月 3月 6 日提交的與擬議交易有關的最终版招股说明书（SEC文件編號 333-284658）（“ 招股说明书”）中的相關披露，以及各方可能向 SEC 提交或提供的其他文件。如果這些風險或不確定因素中的一個或多個成為現實，或者基本假設被證明不正確，實際結果可能與此類前瞻性陳述所示或預期的結果有重大差異。因此，請注意不要過度依賴這些前瞻性陳述。前瞻性陳述僅與其作出之日有關，AIMA、Docter 及其子公司不承擔更新前瞻性陳述以反映其作出之日後事件或情況的義務，除非法律和行政規定另有規定。

如何獲取更多資訊

就此處所述的交易而言，買方已於 2025 年 3 月 6 日提交了 最终版招股说明书。股東還可以從 AIMA 免費獲得 招股说明书的副本。 招股说明书一旦發布，也可以在SEC網站 www.sec.gov 免費取得。我們強烈建議 AIMA的投資者和證券持有人閱讀這些資料（包括對其的任何修訂或補充資料）以及 AIMA將向美國證券交易委員會提交的與交易有關的任何其他相關文件，因為它們將包含有關 AIMA、Docter和本文所述交易的重要資訊。

要約參與者

AIMA、Docter 及其各自的董事、高管和員工以及其他人員可被視為就擬議交易向 AIMA普通股持有人發出交易要約的參與者。有關 AIMA 董事和高管以及他們所持 AIMA普通股的資訊載於 IPO 招股說明書和2023年報中。關於AIMA 普通股持有人的利益的其他資訊載於擬買方提交的招股说明书中。這些文件可以從上面指出的來源免費取得。

無要約或徵集

本新聞稿不構成出售任何證券的要約或購買任何證券的要約邀請，在任何管轄區，在未按該轄區證券法進行登記、取得資格或豁免權前，不得該轄區進行任何證券銷售，因為在該司法管轄區進行此類要約、邀請或銷售均屬非法。

Registration Statement for Aimfinity Investment Corp. I-Docter Inc. Merger Declared Effective by SEC

March 10, 2025, New York – Aimfinity Investment Corp. I (NASDAQ: AIMAU, “AIMA”) and Docter Inc. (“Docter”), a Taiwanese health technology company, are pleased to announce that, on March 6, 2025, the U.S. Securities and Exchange Commission (“SEC”) declared effective the Registration Statement on Form F-4 (File No. 333-284658) (the “F-4”) filed for the business combination between AIMA and Docter. This milestone signifies that the merger is now entering its final execution phase before closing.

AIMA has scheduled a shareholder meeting on March 27, 2025 to seek shareholder approval of the relevant matters concerning the business combination. The parties will collaborate to complete the Nasdaq listing application as soon as possible.

Under the Merger Agreement (as defined below) regarding the business combination between AIMA and Docter, upon shareholder approval and completion of listing application, a newly formed entity, Inkwater Holding Inc., will become the new public listed company, absorbing AIMA’s and Docter’s businesses, with Docter becoming a wholly owned subsidiary of the new public listed company after closing. The combined company will focus on advancing global health technology and medical innovations and is expected to continue trading on the Nasdaq stock exchange.

Statement from AIMA CEO

I-fa Chang, CEO of AIMA, stated:

“The F-4’s effectiveness marks a significant milestone in our business combination with Docter Inc. This transaction will create long-term value for our shareholders and business partners while accelerating our advancements in the health technology sector.”

Statement from Docter CEO

Huang Hsinming, CEO of Docter, commented:

“The business combination with AIMA will provide us with greater market opportunities and capital support, helping us accelerate innovation and enhance the quality of healthcare services. We look forward to collaborating with the AIMA team to shape the future of the industry.”

Next Steps

Following the F-4 effectiveness, the parties will proceed with the final phase of closing the transactions, including a shareholder vote and regulatory closing procedures. Pursuant the Merger Agreement, AIMA has scheduled an extraordinary general meeting of shareholders at 11 a.m. EST on March 27, 2025. AIMA will promptly mail and provide shareholders with detailed proxy materials about the transaction, including meeting information, voting instructions, deal structure, financial impact, and recommendations from the Board of Directors. Shareholders will be asked to vote on relevant matters at the extraordinary general meeting. Shareholder approval is a critical step for the completion of the transaction. Once the necessary votes are secured, the business combination will proceed to its final execution phase where it will be closed upon receipt of Nasdaq listing approval.

About Aimfinity Investment Corp. I

Aimfinity Investment Corp. I is a special purpose acquisition company (SPAC) focused on merging with high-growth potential businesses and facilitating their entry into the capital markets.

About Docter Inc.

Docter Inc. is a leading health technology company dedicated to developing innovative health monitoring solutions that enhance the accessibility and efficiency of global healthcare services.

Additional Information and Where to Find It

As previously disclosed, on October 13, 2023, the Company entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between the Company, Docter, Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of Parent (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which the Company is proposing to enter into a business combination with Docter involving an reincorporation merger and an acquisition merger. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. AIMA’s stockholders and other interested persons are advised to read, when available, the proxy statement/prospectus and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about AIMA, Purchaser or Docter, and the proposed business combination. When available, the proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of AIMA as of the record date of February 25, 2025, established for voting on the proposed business combination. Such stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to AIMA’s principal office at 221 W 9th St, PMB 235 Wilmington, Delaware 19801.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of AIMA or Docter; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the medical device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed on April 26, 2022 relating to AIMA’s initial public offering (File No. 333-263874), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2023, filed on July 29, 2024, and in the final prospectus/prospect statement (File No. 333-284658) filed by Purchaser on March 6, 2025 (the “Final Prospectus”) in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Aimfinity, Docter, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser has filed the Final Prospectus on March 6, 2025. The proxy statement and a proxy card will be mailed to shareholders of record as of February 25, 2025. Shareholders will also be able to obtain a copy of the Final Prospectus without charge from AIMA. The Final Prospectus may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in the Solicitation

AIMA, Docter, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AIMA’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AIMA’s shareholders in connection with the proposed business combination is set forth in the Final Prospectus.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of any potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of AIMA, Purchaser or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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